Exhibit 13
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
     I, André J. Douchane, Chief Executive Officer of Starfield Resources Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	This Annual Report on Form 20-F of the Company for the period ended February 28, 2007, as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 17, 2007
By:	/S/ André J. Douchane
André J. Douchane
Chief Executive Officer